UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):

February 27, 2018
____________________________________________________________

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
On February 27, 2018, the Compensation Committee of the Board of Directors (the “Compensation Committee”) established a target cash bonus amount for each of the Company’s executive officers, as well as performance metrics and goals for the Company under the Company’s annual cash incentive program for 2018. The target cash bonus amount for each executive, which is a percentage of base salary (ranging from 90% to 200%, including 200% for Marc N. Casper, President and Chief Executive Officer, 90% for Stephen Williamson, Senior Vice President and Chief Financial Officer, and 110% for Mark P. Stevenson, Executive Vice President and Chief Operating Officer), was determined by the Compensation Committee based on the salary level and position of such executive within the Company. The performance metrics and goals are based on (a) (70%) financial measures for the Company, comprised of (i) growth in revenue (adjusted for the impact of acquisitions and divestitures and for foreign currency changes) (35%), (ii) earnings (adjusted for restructuring charges and certain other items of income or expense) before interest, taxes and amortization as a percentage of revenue at varying percentages of organic revenue growth (15%), (iii) earnings (adjusted for restructuring charges and certain other items of income or expense) per share (15%) and (iv) operating cash flow (adjusted for capital expenditures and operating cash flows from discontinued operations) (5%) and (b) (30%) non-financial measures of such executives’ contributions to the achievement of certain business objectives of the Company. For each of the financial measures, the Company’s actual performance will be measured relative to the Company’s internal operating plan for 2018, and the Committee will have the option of considering the impact of macro-economic factors, including foreign exchange. After giving effect to the weighting of the performance metrics and individual performance, a range of performance for the financial and non-financial measures, corresponding to a multiplier of 0 to 2, will be applied to the target cash bonus amounts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	March 1, 2018	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel